EXHIBIT 99.1

                                                                  MORGAN STANLEY
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                                    ASSET BACKED
CDC MORTGAGE      CAPITAL           CERTIFICATES          SERIES CDC 2002-HE2       (WITH 20% AIO, WITH CAP @ 2.5%)
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Class             A-8A-1           Settlement Date     07/31/2002   Coupon Formula   _1monthlibor + 0.2900 (UnCapped, 0.0000 Floor)
Original Balance  328,101,000.00   Dated Date          07/31/2002   Delay            0
Current Balance   328,101,000.00   First Payment Date  08/25/2002   Lead Manager     MS
Credit Rating     Aaa/AAA          Next Payment Date   08/25/2002   Orig Deal Size   427,159,493.77
Market Desc       Conforming AAA   Payment Freq        Monthly      Num of Tranches  15
Factor            1.00000000       Interest Freq       Monthly      Deal Age         0


         CLASS A-8A-1
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  Cusip              N/A
  Yield Table Date   07/24/2002
  Yield Frequency    Monthly
  Yield Day Count    ACT/360

                      SCEN PP0CALL   SCEN PP75CALL    SCEN PP100CALL   SCEN PP125CALL   SCEN PP150CALL
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 DM / PRICE
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    24.00              100.76887       100.17458        100.13113         100.10099       100.07742
    25.00              100.61448       100.13962        100.10488         100.08077       100.06193
    26.00              100.46040       100.10468        100.07864         100.06057       100.04644
    27.00              100.30663       100.06976        100.05241         100.04037       100.03096
    28.00              100.15316       100.03487        100.02620         100.02018       100.01548
    29.00              100.00000       100.00000        100.00000         100.00000       100.00000
    30.00               99.84714        99.96515         99.97381          99.97982        99.98453
    31.00               99.69459        99.93032         99.94764          99.95966        99.96906
    32.00               99.54235        99.89552         99.92147          99.93950        99.95360
    33.00               99.39040        99.86074         99.89532          99.91934        99.93814
    34.00               99.23876        99.82598         99.86918          99.89920        99.92269
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AVERAGE LIFE             18.8613          3.6831           2.7193            2.0701          1.5714
FIRST PRIN            08/25/2002      08/25/2002       08/25/2002        08/25/2002      08/25/2002
LAST PRIN             12/25/2030      05/25/2013       07/25/2010        10/25/2008      08/25/2007
PAYMENT WINDOW               341             130               96                75              61
ACCRUAL FACTOR            0.0000          0.0000           0.0000            0.0000          0.0000
MOD DURATION @ 29.00     15.1661          3.4553           2.5964            2.0001          1.5337

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USTOM PREPAY MODELS

NAME     TYPE       MODEL SPECIFICATION
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PPM1     aged       CPR 0-23 15 23
PPM2     aged       CPR 25





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